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                                                                    EXHIBIT 10.4

                                                                  Execution Copy

                           CRITICAL THERAPEUTICS, INC.

                              AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

         This Amended and Restated Investor Rights Agreement dated as of October 3, 2003 is entered into by and among Critical Therapeutics, Inc., a Delaware corporation (the "Company"), the individuals and entities listed on Exhibit A attached hereto under the heading "Series A Investors" (the "Series A Investors"), and the individuals and entities listed on Exhibit B attached hereto under the heading "Series B Investors" (the "Series B Investors" and together with the Series A Investors, the "Investors").

                                    Recitals

         WHEREAS, the Company and the Series A Investors are parties to an Investor Rights Agreement dated as of July 6, 2001, as amended (the "Original Agreement"); and

         WHEREAS, the Company and the Series B Investors have entered into a Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         WHEREAS, the Company and the Investors desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act (defined below) and (ii) the Investors' right of first refusal with respect to certain issuances of securities of the Company; and

         WHEREAS, the Company and the Investors desire to amend and restate the Original Agreement to modify certain terms thereof;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1.       Certain Definitions.

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "Certificate of Incorporation" means the Company's Certificate of Incorporation as amended and in effect as of the date first written above.

                  "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the common stock, $.001 par value per share, of the Company.

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                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Initiating Holders" means the Stockholders initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

                  "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

                  "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "Registration Expenses" means the expenses described in
Section 2.4.

                  "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities of the Company, acquired by the Investors and
(iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

                  "Shares" shall mean (i) the shares of Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"), of the Company issued or issuable under the Series B Convertible Preferred Stock Purchase Agreement dated as of October 3, 2003, and (ii) the shares of Series A Convertible Preferred Stock, $.001 par value per share (the "Series A

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Preferred Stock"), of the Company issued or issuable under (a) the Series A
Convertible Preferred Stock Purchase Agreement dated as of July 6, 2001 by and among the Company and the individuals and entities listed on Exhibit A thereto,
(b) the Series A Convertible Preferred Stock Purchase Agreement dated as of October 24, 2002 by and among the Company and the individuals and entities listed on Exhibit A thereto, and (c) a Warrant dated June 26, 2002 for the purchase of 90,000 shares of Series A Preferred Stock issued to Silicon Valley Bank.

                  "Stockholders" means the Investors and any persons or entities to whom the rights granted under this Agreement are transferred by any Investors, their successors or assigns pursuant to Section 7 hereof.

         2.       Registration Rights

                  2.1      Required Registrations.

                           (a) At any time following the closing of the Initial
Public Offering, a Stockholder or Stockholders holding in the aggregate at least 35% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate value of at least $5,000,000 (based on the then current market price or fair value).

                           (b) At any time while the Company is eligible to file
a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the then current public market price).

                           (c) Upon receipt of any request for registration
pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2.1(d) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register (provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form)).

                           (d) If the Initiating Holders intend to distribute
the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Stockholder's participation in

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such underwriting on the terms set forth herein. If the managing underwriter determines that the marketing factors require a limitation of the number of shares to be underwritten, the number of Registrable Shares to be included in a Registration Statement filed pursuant to this Section 2.1, shall be reduced pro rata among the requesting Stockholders based on the quotient of (1) the total Registrable Shares to be included in the Registration Statement, divided by (2) the total number of Registrable Shares that the Stockholders requested to be included in the Registration Statement.

                           (e) The Initiating Holders shall have the right to
select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed.

                           (f) The Company shall not be required to effect more
than two registrations pursuant to Section 2.1(a). In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of the Registration Statement relating to the Initial Public Offering. For purposes of this Section 2.1(f), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4). For purposes of this Section 2.1(f), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter's cut-back provisions, less than 55% of the total number of Registrable Shares that Stockholders have requested to be included in such Registration Statement are so included.

                           (g) If at the time of any request to register
Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

                  2.2 Incidental Registration.

                           (a) Whenever the Company proposes to file a
Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so. Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition

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in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section
2.2 without obligation to any Stockholder.

                           (b) If the registration for which the Company gives
notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to
Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company, provided that, such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Stockholders materially greater than the obligations of the Stockholders pursuant to Section 2.5. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Stockholders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a). If any Stockholder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  2.3 Registration Procedures.

                           (a) If and whenever the Company is required by the
provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                                    (i) file with the Commission a Registration
Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible (subject to the Company's right to postpone or withdraw any registration effected under Section 2.2);

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                                    (ii) as expeditiously as possible prepare
and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold or, in the case of a registration effected under
Section 2.2, until the termination of the primary offering;

                                    (iii) as expeditiously as possible furnish
to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                                    (iv) as expeditiously as possible use its
best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                                    (v) as expeditiously as possible, cause all
such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                                    (vi) promptly provide a transfer agent and
registrar for all such Registrable Shares not later than the effective date of such registration statement;

                                    (vii) promptly make available for inspection
by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                                    (viii) as expeditiously as possible, notify
each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

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                                    (ix) as expeditiously as possible following
the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

                           (b) If the Company has delivered a Prospectus to the
Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

                           (c) In the event that, in the judgment of the
Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares more than two times in any 365-day period and for not more than 60 days in the aggregate in any 365 day period.

                  2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

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                  2.5 Indemnification and Contribution.

                           (a) In the event of any registration of any of the
Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof, or (ii) any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement or preliminary prospectus if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in the final prospectus or an amendment or supplement to such prospectus and the relevant Selling Stockholder (having previously been furnished by or on behalf of the Company with a sufficient number of copies of same), fails to deliver such prospectus as so amended or supplemented before or concurrently with the sale of the Registrable Shares to the person asserting such loss, claim, damage or liability, and such loss, claim, damage or liability arises due to the failure by the Selling Stockholder to deliver such prospectus as so amended or supplemented before or concurrently with the sale of the Registrable Shares.

                           (b) In the event of any registration of any of the
Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims,

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damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

                           (c) Each party entitled to indemnification under this
Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that, counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                           (d) In order to provide for just and equitable
contribution in circumstances in which the indemnification provided for in this
Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party

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may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

                  2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters and the Selling Stockholders with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters and the Selling Stockholders with respect to the Registration Statement.

                  2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

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                  2.8 "Stand-Off" Agreement; Confidentiality of Notices. Each
Stockholder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 180 days following the effective date of a Registration Statement; provided that,:

                           (a) such agreement shall only apply to the Initial
Public Offering; and

                           (b) all stockholders of the Company then holding at
least 1% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements.

         The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 180-day period.

         Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

                  2.9 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding at least 50% of the Registrable Shares then held by all Stockholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement on a basis that is on parity with or senior in any way in priority to the Stockholders.

                  2.10 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under
Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                           (a) make and keep current public information about
the Company available, as those terms are understood and defined in Rule 144;

                           (b) use its best efforts to file with the Commission
in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                           (c) furnish to any holder of Registrable Shares upon
request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements),
(ii) a copy of the most recent annual or quarterly report of the Company, and
(iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

                  2.11 Termination of Registration Rights. No holder of Registrable Shares shall be entitled to exercise any rights provided for in this
Section 2 (i) later than five (5) years after the closing of the Initial Public Offering, or (ii) if the Company has closed its Initial Public Offering, is subject to, and in compliance with its obligations under, the Exchange Act, and such holder is not subject to or obligated to enter into a market stand-off, lock up or similar arrangement with respect to securities of the Company at such time, when such holder is eligible to sell all of such holder's shares under Rule 144 of the Securities Act within any three (3) month period without volume limitations, or under Rule 144(k) promulgated thereunder.

         3.       Right of First Refusal.

                  3.1 Rights of Investors.

                           (a) The Company shall not issue, sell or exchange,
agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Investor (A) a pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such Investor (giving effect to the conversion of all shares of convertible preferred stock then held) by the total number of shares of Common Stock then outstanding (giving effect to the conversion of all outstanding shares of convertible preferred stock) (the "Basic Amount"), and (B) any additional portion of the Offered Securities attributable to the Basic Amounts of other Investors as such Investor shall indicate it will purchase or acquire should the other Investors subscribe for less than their Basic Amounts (the "Undersubscription Amount").

                           (b) To accept an Offer, in whole or in part, an
Investor must deliver a written notice to the Company prior to 30 days after the date of delivery of the Offer, setting forth the portion of the Investor's Basic Amount that such Investor elects to purchase and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Investor elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts available for purchase, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the

Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all of the Basic Amounts available for purchase and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                           (c) The Company shall have 90 days from the
expiration of the period set forth in Section 3.1(b) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the "Refused Securities"), but only to the offerees or Investors described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                           (d) In the event the Company shall propose to sell
less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.1(c) above), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 3.1(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 3.1(b) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 3.1(a) above.

                           (e) Upon the closing of the issuance, sale or
exchange of all or less than all of the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) above if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and their respective counsel.

                           (f) Any Offered Securities not acquired by the
Investors or other persons in accordance with Section 3.1(c) above may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.

                           (g) The rights of the Investors under this Section 3
shall not apply to:

                                    (1) the issuance of any shares of Common
Stock as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                                    (2) the issuance of any shares of Common
Stock upon conversion of shares of convertible preferred stock;

                                    (3) the issuance of up to 5,965,000 shares
of Common Stock or the grant of options therefor, including shares issued upon exercise of options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company and by a majority of the members of the Board of Directors who are not employees of the Company or any of its subsidiaries (it being understood that any shares subject to options that expire or terminate unexercised shall not count towards the maximum number set forth in this clause (3));

                                    (4) the issuance of up to 602,222 shares of
Common Stock or the grant of options therefor, including shares issued upon exercise of options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) to North Shore - Long Island Jewish Research Institute or any of its affiliates as consideration for one or more licenses of intellectual property and/or related assets or services;

                                    (5) the issuance of securities solely in
consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity in a transaction approved by a majority of the Board of Directors and each of the MPM, HCV, ATV and JJDC Designees (as defined in that certain Stockholders' Voting Agreement dated as of the date hereof);

                                    (6) the issuance of securities pursuant to
an equipment lease financing that is approved by a majority of the Board of Directors and each of the MPM, HCV, ATV and JJDC Designees;

                                    (7) the issuance of shares of Common Stock
by the Company in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act.

                  3.2 Termination. This Section 3 shall terminate upon the earlier of the following events:

                           (a) The sale of all or substantially all of the
assets or business of the Company, by merger, sale of assets or otherwise; or

                           (b) The closing of the Initial Public Offering.

         4.       Covenants.

                  4.1 Inspection and Observation. The Company shall permit each Investor, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

                  4.2 Financial Statements and Other Information.

                           (a) The Company shall deliver to each Major Investor
(as defined in paragraph (c) below):

                                    (i) within 120 days after the end of each
fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles ("GAAP");

                                    (ii) within 45 days after the end of each
fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter;

                                    (iii) within 30 days after the end of each
month (other than the last month of any fiscal quarter), an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year;

                                    (iv) as soon as available, but in any event
prior to the commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year;

                                    (v) such other notices, information and data
with respect to the Company as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders; and

                                    (vi) with reasonable promptness, such other
information and data as such Investor may from time to time reasonably request, except such information which, if disclosed, would breach the attorney-client privilege.

                           (b) The foregoing financial statements shall be
prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clauses (ii) and (iii) of paragraph
(a) shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with GAAP consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

                           (c) For purposes of this Agreement, the term "Major
Investor" shall mean an Investor who purchased not less than 700,000 Shares so long as such Investor continues to own not less than 700,000 Shares. For purposes of determining the number of Shares held by an Investor: (i) the foregoing numbers shall be adjusted for any stock splits, stock dividends, recapitalizations or similar events; (ii) Shares shall include Shares which have been converted into Common Stock so long as such Common Stock is held by such Investor; and (iii) Shares shall include Shares held by affiliates of such Investor and, with respect to an Investor that is a corporation, partnership or limited liability company, Shares distributed to and held by its shareholders, partners or members.

                  4.3 Material Changes and Litigation. The Company shall promptly notify the Investors of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company's knowledge, threatened against the Company, or against any Founder, officer, director, key employee or principal stockholder of the Company which, if adversely determined, would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company. The Company shall also promptly notify the Investors if at any time the Company does not have sufficient operating capital to operate the Company in a manner similar to its current operations for a period of at least 60 days.

                  4.4 Agreements with Employees; Options.

                           (a) The Company shall require (i) all persons now or
hereafter employed by the Company and (ii) all consultants, and other independent contractors (other than the Founders, as defined in the Purchase Agreement), utilized by the Company who have access to confidential and proprietary information of the Company to enter into invention and non-disclosure agreements substantially in the form of Exhibit E-1 to the Purchase Agreement and shall require all persons, hereafter hired as employees of the Company, at or above the director level or whose responsibilities are technical in nature to enter into non-competition agreements substantially in the form of Exhibit B hereto, or such other form as may be approved by the Board of Directors of the Company.

                           (b) The Company agrees that it will not, without the
prior written consent of the holders of at least sixty-five percent (65%) of the Shares then outstanding, terminate, amend or waive any rights under any inventions, confidentiality, non-competition, restricted stock or consulting agreement between the Company and any Founder.

                           (c) Unless otherwise agreed by a majority of the
members of the Board of Directors who are not employees of the Company or a subsidiary of the Company and except as separately required in the Founders' Restricted Stock Agreements (as defined in the Series A Convertible Preferred Stock Purchase Agreement dated as of July 6, 2001, and in the form of Exhibit J to such Agreement), all options or restricted stock granted or issued under the 2000 Equity Incentive Plan of the Company shall become exercisable at the rate of 25% on the first anniversary of employment and 2.0834% per month thereafter over the subsequent three years so long as the holder continues to be an employee or consultant of the Company, until fully vested.

                  4.5 Directors. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof and the Company shall purchase and maintain Directors and Officers liability insurance coverage in form and amounts customary in the industry naming each of the Company's officers and directors named insureds thereon.

                  4.6 Reservation of Common Stock. The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Shares.

                  4.7 Termination of Covenants. The covenants of the Company contained in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.10 and 4.11 shall terminate, and be of no further force or effect, upon the Mandatory Conversion Date as defined in Article IV, Section 5(a) of the Certificate of Incorporation.

                  4.8 Confidentiality. Each Investor agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose other than to monitor his, her or its investment in the Company any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder ("Confidential Information"), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this Section 4.8 by such Investor); provided, however, that an Investor may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective Investor of any Shares from such Investor as long as such prospective purchaser agrees to be bound by the provisions of this
Section 4.8, (iii) to any affiliate of such Investor or to a partner, stockholder or subsidiary of such Investor, provided that such affiliate agrees in writing to be bound by the provisions of this Section 4.8, or (iv) as may otherwise be required by law, provided that the Investor takes reasonable steps to minimize the extent of any such required disclosure. In addition, the Company shall not, without the prior written consent of the applicable Strategic Investor (as defined below), which consent may be withheld in the sole discretion of such Strategic Investor, use the name of such Strategic Investor or any affiliate thereof in any press release or other public statement regarding the transaction contemplated hereunder or regarding the investment by such Strategic Investor in the Company. For purposes hereof, the term "Strategic Investor" shall mean each of the following investors: (i) Johnson & Johnson Development Corporation and (ii) MedImmune Ventures, Inc.

                  4.9 Investor Ownership Levels. Each of the Investors and the Company hereby agree that in the event that the Outstanding Securities (as defined below) represent greater than 19.99% of the Company's outstanding capital stock on a fully-diluted basis (the "Threshold Level") as a result of any adjustment to a Series A Conversion Price or Series B Conversion Price (as such term is defined in Company's Certificate of Incorporation) or otherwise, the Company and each such Investor shall take all necessary or desirable actions within its or their control to allow any Strategic Investor to receive, in lieu of any such Outstanding Securities which would cause such Strategic Investor's aggregate holdings to exceed the Threshold Level or in exchange for any such Outstanding Securities which exceed the Threshold Level if and to the extent that such Outstanding Securities are then beneficially owned by such Strategic Investor, Non-voting Preferred Shares as described below. As used herein, "Outstanding Securities" shall mean the aggregate number of shares of Common Stock held by a Strategic Investor on a fully diluted basis assuming the exercise, exchange or conversion of (i) any and all options, warrants or other rights requiring the Company to issue to such Strategic Investor any shares of Common Stock and (ii) any other securities (including the Shares or any other series of Preferred Stock of the Company) held by such Strategic Investor exercisable or exchangeable for, or convertible into, shares of Common Stock. A new series of Non-voting Preferred Stock shall be created, the rights and preferences of which shall be substantially identical to those of the shares held by a Strategic Investor, except that such shares shall have no voting rights (the "Non-voting Preferred Shares"). The Non-voting Preferred Shares shall be convertible upon the same terms as other preferred stock into a new series of Common Stock the rights and preferences of which shall be substantially identical to those of the Common Stock, except that such shares shall have no voting rights (the "Non-voting Common Stock"). Each share of Non-voting Common Stock shall convert into one share of Common Stock upon an initial public offering by the Company of its Common Stock. It is hereby agreed and acknowledged that the rights of each Strategic Investor and the obligations of each other Investor and the Company set forth herein shall be exercisable solely at the discretion of such Strategic Investor.

                  4.10 Changes in Nature of Business. Except as authorized by a majority of the Board of Directors of the Company, including each of the MPM, HCV, ATV and JJDC Designees, the Company shall not make, or permit any subsidiary of the Company to make, any material change in the nature of its business as contemplated in written materials delivered to the Series B Investors prior to the date hereof.

                  4.11 Transfers of Technology. Except as authorized by a majority of the Board of Directors of the Company, including each of the MPM, HCV, ATV and JJDC Designees, the Company shall not transfer any ownership or interest in, or material rights relating to, any of its Intellectual Property (as defined in the Purchase Agreement) to any person or entity which is not an affiliate or subsidiary of the Company; provided, however, that this Section
4.11 shall not apply to transfers or licenses of Intellectual Property accomplished in the ordinary course of business.

         5.       Indemnification of Investors.

                  5.1 In the event that any Investor or any director, officer, employee, affiliate or agent thereof (each, an "Indemnitee") becomes involved in any capacity in any action, proceeding, investigation or inquiry in connection with or arising out of any matter related to the Company or any Indemnitee's role or position with the Company, the Company shall reimburse each Indemnitee for reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred by such Indemnitee in connection therewith. The Company also agrees to indemnify such Indemnitee, pay on demand and protect, defend, save and hold harmless from and against any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees) (any of the foregoing, a "Claim") incurred by or asserted against any Indemnitee of whatever kind of nature, arising from, in connection with or occurring as a result of the Purchase Agreement or this Agreement or the matters contemplated by the Purchase Agreement or this Agreement. The foregoing agreement shall be in addition to any rights that any Indemnitee may have at common law or otherwise.

                  5.2 The right to indemnification provided by Section 5.1 shall not apply to Claims or legal or other expenses suffered or incurred in connection with (a) any claim, action, proceeding, investigation or inquiry arising out of any action taken by the respective Investor or any of its Indemnitees (i) not in good faith, (ii) not reasonably believed by such person to be in, or not opposed to, the best interests of the Company, or (iii) involving negligence or misconduct of such person or (b) any action or proceeding or portion thereof in which the Company, on one hand, and the respective Investor or any of his or its respective Indemnitees, on the other, are opposing parties unless and only to the extent that the Board of Directors of the Company (excluding any director who is interested in the matter), the stockholders of the Company (excluding any stockholder who is interested in the matter), or a court of competent jurisdiction determines in view of all the circumstances that the Indemnitee is fairly and reasonably entitled to indemnification, (c) any action or proceeding or portion thereof the purpose of which is to adjudicate the respective rights as between holders of the Company's equity or debt securities, or (d) any settlement of a claim, action, or proceeding entered into by or on behalf of the Indemnitee without the Company's consent; provided that this Section 5.2 shall not limit the right of any person to indemnification pursuant to the Company's Certificate of Incorporation, Bylaws or any other agreement between the Company and the Indemnitee, each as amended from time to time.

                  5.3 The Indemnitee shall promptly notify the Company in writing upon receiving notice of any actual or threatened claim, action, proceeding, investigation or inquiry in respect of which indemnification could be sought under the preceding sections (provided that the failure to give such notice shall not relieve the Company of any of its obligations hereunder except to the extent it is actually prejudiced thereby). Legal counsel for the defense of any Claim shall be selected by the Indemnitee and retained by the Company, and the Company and the Indemnitee shall each cooperate with the reasonable requests of such counsel. Notwithstanding the Company's assumption of the defense of any such claim, an Indemnitee shall be entitled to participate in, but not control, the defense thereof with counsel of his or its choosing and such participation shall be at his or its own expense unless and to the extent that the targets of any such claim include both the Company and the Indemnitee and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In such event, the Company shall not have the right to control the defense of such claim on behalf of the respective Indemnitee and the fees and disbursements of separate counsel for the Indemnitee shall be paid by the Company; provided that the Company shall not be liable for the fees and expenses of more than one counsel (in addition to its counsel) for all Indemnitees in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Company agrees that, without the respective Investor's prior consent, not to be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect to which indemnification could be sought under this Section.

                  5.4 The Company shall advance all expenses reasonably incurred by or on behalf of the Indemnitees in connection with any Claim or potential Claim within twenty (20) days after the receipt by the Company of a statement or statements from the Indemnitee, accompanied by appropriate supporting documentation, requesting such advance payment or payments from time to time and an undertaking of the Indemnitee to repay such amounts to the Company if the Indemnitee is subsequently determined not to be entitled to indemnification therefor.

         6. Remedies. In case any one or more of the material representations, warranties, covenants or agreements ("Material Terms") set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such Material Term may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of such Material Term. In addition to, and not to the exclusion of, any other remedy, in the event that the Company has breached a Material Term which is not cured by 30 days after receipt by the Company of notice of such breach (the "Redemption Trigger Date") the Investors shall have the right to require the Company to redeem their Shares pursuant to
Section 6 of Part C of Article Fourth (or any successor provision thereto) of the Certificate of Incorporation. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

         7. Transfers of Rights. This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor to any partner, stockholder or affiliate of such Investor, and such transferee shall be deemed a "Investor" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

         8. General.

                           (a) Severability. The invalidity or unenforceability
of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (b) Specific Performance. In addition to any and all
other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                           (c) Governing Law. This Agreement shall be governed
by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

                           (d) Notices. All notices, requests, consents, and
other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to the Company, at 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Investors, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: Steven D. Singer, Esq.; or

         If to an Investor, at his or its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Investor.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                           (e) Complete Agreement. This Agreement constitutes
the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                           (f) Amendments and Waivers. Any term of this
Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least sixty-five percent (65%) of the Registrable Shares held by all of the Stockholders. Notwithstanding the foregoing, this Agreement may be amended or terminated, and any right hereunder may be waived with respect to all parties to this Agreement with the consent of the holders of less than all Registrable Shares only in a manner which applies to all such holders in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any Stockholder that did not consent in writing to such amendment, termination or waiver. Any such amendment, termination or waiver effected in accordance with this Section 8(f) shall be binding on all parties hereto, even if they do not execute such consent and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                           (g) Pronouns. Whenever the context may require, any
pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                           (h) Counterparts; Facsimile Signatures. This
Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                           (i) Section Headings. The section headings are for
the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                  [Remainder of Page Left Blank Intentionally]

Executed as of the date first written above.

                                    COMPANY:

                                    CRITICAL THERAPEUTICS, INC.

                                    By:   /s/ Paul D. Rubin
                                       -----------------------------------
                                    Name: Paul D. Rubin, M.D.
                                    Title: President and CEO

                           [Investor Rights Agreement]

                                    INVESTORS:

                                    MPM BIOVENTURES II, L.P.

                                    By: MPM Asset Management II, L.P.,
                                            its General Partner

                                    By: MPM Asset Management II LLC,
                                            its General Partner

                                    By:  /s/ Nicholas Galakatos
                                       ------------------------------------
                                       Name: Nicholas Galakatos
                                       Title: Investment Manager

                                    MPM BIOVENTURES II-QP, L.P.

                                    By: MPM Asset Management II, L.P.,
                                            its General Partner

                                    By: MPM Asset Management II LLC,
                                            its General Partner

                                    By:  /s/ Nicholas Galakatos
                                       ------------------------------------
                                       Name: Nicholas Galakatos
                                       Title: Investment Manager

                                    MPM BIOVENTURES GMBH & CO.
                                    PARALLEL-BETEILIGUNGS KG

                                    By: MPM Asset Management II, L.P.,
                                            in its capacity as the Special
                                            Limited Partner

                                    By: MPM Asset Management II LLC,
                                            its General Partner

                                    By:  /s/ Nicholas Galakatos
                                       -------------------------------------
                                       Name: Nicholas Galakatos
                                       Title: Investment Manager

                                    MPM ASSET MANAGEMENT
                                    INVESTORS 2001 LLC

                                    By:  /s/ Nicholas Galakatos
                                       -------------------------------------
                                       Name: Nicholas Galakatos
                                       Title: Investment Manager

                           [Investor Rights Agreement]

                                    HEALTHCARE VENTURES VI L.P.

                                    By:  /s/ Jeffrey Steinberg
                                       -------------------------------------
                                       Name: Jeffrey Steinberg
                                       Title: Administrative Partner

                                       HealthCare Partners VI, L.P.
                                       The General Partner of
                                       HealthCare Ventures VI, L.P.

                           [Investor Rights Agreement]

                                    JOHNSON AND JOHNSON DEVELOPMENT CORPORATION

                                    By:  /s/ Ting Pau Oei
                                       --------------------------------------
                                       Name: Ting Pau Oei
                                       Title: Vice President

                           [Investor Rights Agreement]

                                    ADVANCED TECHNOLOGY VENTURES VII, L.P.

                                    By ATV Associates VII, L.L.C., its General
                                    Partner

                                    By:  /s/ Jean George
                                       --------------------------------------
                                       Name: Jean George
                                       Title: Managing Director

                                    ADVANCED TECHNOLOGY VENTURES VII (B), L.P.

                                    By ATV Associates VII, L.L.C., its General
                                    Partner

                                    By:   /s/ Jean George
                                       --------------------------------------
                                       Name: Jean George
                                       Title: Managing Director

                                    ADVANCED TECHNOLOGY VENTURES VII (C), L.P.

                                    By ATV Associates VII, L.L.C., its General
                                    Partner

                                    By:   /s/ Jean George
                                       --------------------------------------
                                       Name: Jean George
                                       Title: Managing Director

                                    ATV ENTREPRENEURS VII, L.P.

                                    By ATV Associates VII, L.L.C., its General
                                    Partner

                                    By:  /s/ Jean George
                                       ---------------------------------------
                                       Name: Jean George
                                       Title: Managing Director

                           [Investor Rights Agreement]

                                    ADVANCED TECHNOLOGY VENTURES VI, L.P.

                                    By ATV Associates VI, L.L.C., its General
                                    Partner

                                    By:  /s/ Michael A. Carusi
                                       -------------------------------------
                                       Name: Michael A. Carusi
                                       Title: Managing Director

                                    ATV ENTREPRENEURS VI, L.P.

                                    By ATV Associates VI, L.L.C., its General
                                    Partner

                                    By:  /s/ Michael A. Carusi
                                       --------------------------------------
                                       Name: Michael A. Carusi
                                       Title: Managing Director

                                    ATV ALLIANCE 2003, L.P.

                                    By ATV Alliance Associates, L.L.C., its
                                    General Partner

                                    By:  /s/ Michael A. Carusi
                                       --------------------------------------
                                       Name: Michael A. Carusi
                                       Title: Director

                           [Investor Rights Agreement]

                                    MEDIMMUNE VENTURES, INC.

                                    By:  /s/ Wayne T. Hockmeyer
                                       --------------------------------------
                                        Name:
                                        Title: President

                           [Investor Rights Agreement]

                                    OXFORD BIOSCIENCE PARTNERS IV L.P.

                                    By OBP Management IV L.P.

                                    By:  /s/ Mark Carthy
                                       -------------------------------------
                                        Name: Mark P. Carthy
                                        Title: General Partner

                                    mRNA FUND II L.P.

                                    By OBP Management IV L.P.

                                    By:  /s/ Mark Carthy
                                       --------------------------------------
                                       Name: Mark P. Carthy
                                       Title: General Partner

                           [Investor Rights Agreement]

                                          /s/ Stelios Papadopoulos
                                        -------------------------------------
                                        Stelios Papadopoulos

                           [Investor Rights Agreement]

                                          /s/ John Maraganore
                                        -------------------------------------
                                        John Maraganore

                           [Investor Rights Agreement]

                                          /s/ Bruce H. Humphrey
                                        -------------------------------------
                                        Bruce H. Humphrey

                           [Investor Rights Agreement]

                                          /s/ William W. Helman
                                        -------------------------------------
                                        William W. Helman

                           [Investor Rights Agreement]

                                          /s/ David E. Brook
                                        --------------------------------------
                                        David E. Brook

                           [Investor Rights Agreement]

                                          /s/ Paul D. Rubin
                                        --------------------------------------
                                        Paul D. Rubin

                           [Investor Rights Agreement]

                                    ALEXANDRIA EQUITIES, LLC, a Delaware limited liability company

                                    By: ALEXANDRIA REAL ESTATE EQUITIES, INC.,
                                    a Maryland corporation, managing member

                                    By:  /s/ Joel S. Marcus
                                       ------------------------------------
                                        Joel S. Marcus,
                                        Chief Executive Officer

                           [Investor Rights Agreement]

                                    TEACHERS INSURANCE AND ANNUITY
                                    ASSOCIATION OF AMERICA

                                    By:  /s/ Holly Holtz
                                       ---------------------------------------
                                       Name: Holly Holtz
                                       Title: Director

                           [Investor Rights Agreement]

                                    SILICON VALLEY BANCSHARES


                                    By   /s/ Paulette Mehas
                                      ----------------------------------------
                                      Name: Paulette Mehas
                                      Title: Treasurer

                           [Investor Rights Agreement]

                                         /s/ Timothy J. Barberich
                                      ----------------------------------------
                                      Timothy J. Barberich

                           [Investor Rights Agreement]

                                    EXHIBIT A

                                List of Investors

SERIES A INVESTORS:

MPM BioVentures II, L.P.
c/o Nicholas Galakatos
MPM Asset Management LLC
111 Huntington Avenue, 31st Floor
Boston, MA  02199

MPM BioVentures II-QP, L.P.
c/o Nicholas Galakatos
MPM Asset Management LLC
111 Huntington Avenue, 31st Floor
Boston, MA  02199

MPM BioVentures GMBH & Co. Parallel-
Beteiligungs KG
c/o Nicholas Galakatos
MPM Asset Management LLC
111 Huntington Avenue, 31st Floor
Boston, MA  02199

MPM Asset Management Investors 2001 LLC
c/o Nicholas Galakatos
MPM Asset Management LLC
111 Huntington Avenue, 31st Floor
Boston, MA  02199

HealthCare Ventures VI L.P.
Attn: Jeffrey Steinberg
44 Nassau Street
Princeton, NJ  08542

Johnson & Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, NJ  08933
Attention: Ting Pau Oei

Stelios Papadopoulos
c/o S.G. Cowen Securities Corporation
1221 Avenue of the Americas
New York, NY  10020

John Maraganore, Ph.D.
c/o Alnylam Pharmaceuticals
790 Memorial Drive
Cambridge, MA 02139

Bruce H. Humphrey
c/o North River Holdings
36 Lincoln Street
Norwell, MA  02061

William W. Helman
c/o Greylock Management Corporation
One Federal Street
Boston, MA  02110

Paul D. Rubin, M.D.
c/o Critical Therapeutics, Inc.
675 Massachusetts Avenue
14th Floor
Cambridge, MA 02139

Silicon Valley Bancshares
Treasury Department
3003 Tasman Drive, HA 200
Santa Clara, CA 95054

SERIES B INVESTORS:

MPM BioVentures II, L.P.
c/o Nicholas Galakatos
MPM Asset Management LLC
111 Huntington Avenue, 31st Floor
Boston, MA  02199

MPM BioVentures II-QP, L.P.
c/o Nicholas Galakatos
MPM Asset Management LLC
111 Huntington Avenue, 31st Floor
Boston, MA  02199

MPM BioVentures GMBH & Co. Parallel-
Beteiligungs KG
c/o Nicholas Galakatos
MPM Asset Management LLC
111 Huntington Avenue, 31st Floor
Boston, MA  02199

MPM Asset Management Investors 2001 LLC
c/o Nicholas Galakatos
MPM Asset Management LLC
111 Huntington Avenue, 31st Floor
Boston, MA  02199

HealthCare Ventures VI L.P.
Attn: Jeffrey Steinberg
44 Nassau Street
Princeton, NJ  08542

Johnson and Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, NJ 08933
Attention: Ting Pau Oei

Advanced Technology Ventures VII, L.P.
1000 Winter Street, Suite 3700
Waltham, MA 02451
Attn: Jean George

Advanced Technology Ventures VII (B), L.P.
1000 Winter Street, Suite 3700
Waltham, MA 02451
Attn: Jean George

Advanced Technology Ventures VII (C), L.P.
1000 Winter Street, Suite 3700
Waltham, MA 02451
Attn: Jean George

ATV Entrepreneurs VII, L.P.
1000 Winter Street, Suite 3700
Waltham, MA 02451
Attn: Jean George

Advanced Technology Ventures VI, L.P.
1000 Winter Street, Suite 3700
Waltham, MA 02451
Attn: Jean George

ATV Entrepreneurs VI, L.P.
1000 Winter Street, Suite 3700
Waltham, MA 02451
Attn: Jean George

ATV Alliance 2003, L.P.
1000 Winter Street, Suite 3700
Waltham, MA 02451
Attn: Jean George

MedImmune Ventures, Inc.
35 West Watkins Mill Road
Gaithersburg, MD 20878

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY 10017
Attn: Holly Holtz

Oxford Bioscience Partners IV L.P.
222 Berkeley Street, Suite 1650
Boston, MA 02116
Attn: Ellen Baron

mRNA Fund II LP
222 Berkeley Street, Suite 1650
Boston, MA 02116
Attn: Ellen Baron

David E. Brook
c/o Hamilton, Brook, Smith & Reynolds
P.O. Box 9133
Concord, MA 01742-9133

Alexandria Equities, LLC
135 N. Los Robles Avenue
Suite 250
Pasadena, CA 91101
Attn: Joel Marcus

Stelios Papadopoulos
c/o S.G. Cowan Securities Corp.
1221 Avenue of the Americas
New York, NY 10020

Bruce H. Humphrey
c/o North River Holdings
36 Lincoln Street
Norwell, MA  02061

Timothy J. Barberich
c/o Sepracor
84 Waterford Drive
Marlboro, MA 01752

                                       A-5